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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K
                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): December 7, 1998



                            Capital Automotive REIT
                            -----------------------
            (Exact name of registrant as specified in its charter)



Maryland                               000-23733                      54-1870224
--------                               ---------                      ----------
(State or other jurisdiction     (Commission file number)          (IRS Employer
of incorporation)                                            Identification No.)



            1420 Spring Hill Road, Suite 525, McLean, Virginia 22102
            --------------------------------------------------------
            (Address of Principal Executive Offices)     (Zip Code)


      Registrant's telephone number, including area code: (703) 288-3075


                                Not Applicable
                                --------------
         (Former name or former address, if changed since last report)
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ITEM. 5.  OTHER EVENTS.

PROPOSALS FOR THE 1999 ANNUAL MEETING

          Capital Automotive REIT, a Maryland real estate investment trust (the "Company") did not hold an Annual Meeting of Shareholders in 1998. Proposals of shareholders intended to be presented at the 1999 Annual Meeting of Shareholders must be received by the Company at its principal office at 1420 Spring Hill Road, Suite 525, McLean, Virginia 22102 not later than February 15, 1999 for inclusion in the proxy statement for that meeting.
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Exhibit   Description
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N/A       N/A
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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CAPITAL AUTOMOTIVE REIT



                                    By:  /s/  Thomas D. Eckert
                                       -----------------------------------------
                                    Name: Thomas D. Eckert
                                         ---------------------------------------
                                    Title: President and Chief Executive Officer
                                          --------------------------------------

Date: December 7, 1998
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